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                                  Exhibit 32.1
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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence H. Hayward, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Leslie's Poolmart, Inc. on Form 10-Q for the fiscal quarter ended June 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Leslie's Poolmart, Inc.


                             By:   /s/  Lawrence H. Hayward
                                -----------------------------------------
                             Name:  Lawrence H. Hayward
                             Title: President and
                                    Chief Executive Officer

I, Donald J. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Leslie's Poolmart, Inc. on Form 10-Q for the fiscal quarter ended June 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Leslie's Poolmart, Inc.

                             By:   /s/  Donald J. Anderson
                                ----------------------------------------
                             Name:  Donald J. Anderson
                             Title: Executive Vice-President and
                                    Chief Financial Officer